                                                                     EXHIBIT 1.1

                          FIRST SIERRA FINANCIAL, INC.

                               3,400,000 SHARES1

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                January __, 1998



FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
PIPER JAFFRAY INC.
c/o Friedman, Billings, Ramsey & Co., Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, Virginia 22209

As Representatives of the Several Underwriters

Dear Sirs:

         First Sierra Financial, Inc., a Delaware corporation (the "Company") and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") hereby confirm their agreement with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacity, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company and the Selling Stockholders propose to issue and sell to the several Underwriters an aggregate of 3,400,000 shares (the "Firm Securities") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), of which 2,083,334 Firm Securities are to be issued and sold by the Company and 1,316,666 Firm Securities are to be sold by the Selling Stockholders, with each Selling Stockholder selling the number of Firm Securities set forth opposite such Selling Stockholder's name in Schedule II hereto. The Company also proposes to issue and sell to the several Underwriters not more than 510,000 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to

_________________________

1   Plus an  option to purchase from First Sierra Financial, Inc. up to
510,000 additional shares to cover over-allotments.

be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities." The Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

         2.      Representations and Warranties.

                 (a) The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                          (i) A registration statement on Form S-1 (Reg. No. 333 - 41833) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or
         (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or
         (i)(B) of this sentence, as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration statement shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed with the Commission relating to the Securities, as amended at the time when it was or is declared effective, including any financial schedules and all exhibits thereto and including any information omitted





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         therefrom pursuant to Rule 430A under the Act and included in the
         Prospectus (as hereinafter defined). The term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such registration statement becomes effective). The term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) registration statement. The term "Preliminary Prospectus" means each prospectus subject to completion filed with any Registration Statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective). The term "Prospectus" means: (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed with the Commission pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement. The term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                          (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When the Preliminary Prospectus included in the Registration Statement at the time it was or is declared effective was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it
         (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not





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         misleading.  When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or any Term Sheet that is a part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                          (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company will prepare and file with the Commission a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant to, Rule 462(b) and (ii) the Company has paid or will give irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act.

                          (iv) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement. The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not result in a material adverse change in the financial





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         condition, business, net worth or results of operations of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect").

                          (v)              The Company and each of its
         subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                          (vi) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

                          (vii) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus. All of the issued shares of capital stock of the Company (including the Firm Securities to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. At the Firm Closing Date or the Option Closing Date, no holders of outstanding shares of capital stock of the Company will be entitled as such to any preemptive or other rights to subscribe for any Common Stock, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                          (viii) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus.

                          (ix)             Except as disclosed in the
         Prospectus, there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock,





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         any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                          (x)              The consolidated financial
         statements and schedules of the Company and the financial statements of Heritage Credit Services, Inc. ("Heritage") and Corporate Capital Leasing Group, Inc. ("CCL") included in the Registration Statement and the Prospectus fairly present the financial position of the Company and its consolidated subsidiaries and, to the Company's knowledge, Heritage and CCL, respectively, and the results of operations and cash flows of the Company and its consolidated subsidiaries and, to the Company's knowledge, Heritage and CCL as of the dates and periods therein specified. Such financial statements and schedules of the Company, and to the Company's knowledge, such financial statements of Heritage and CCL, have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise noted therein). The pro forma financial statements of the Company and its subsidiaries and the related notes set forth in the Registration Statement and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the proposed transactions referred to therein. The selected financial data set forth under the captions "Capitalization" and "Selected Consolidated Financial Data" in the Prospectus fairly present, in accordance with GAAP on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                          (xi) Arthur Andersen LLP, BDO Seidman, LLP and MacDade Abbott LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and Heritage and CCL, respectively, and delivered their reports with respect to the audited consolidated financial statements included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                          (xii) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company.





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                          (xiii)           No legal or governmental proceedings
         are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration
         Statement or the Prospectus and are not described therein, and to the Company's knowledge, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                          (xiv) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws, such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") and, if the Registration Statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or bylaws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

                          (xv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any loss or interference with its business or properties which is reasonably likely to have or result in a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any event, circumstance, or development that results in, or that the Company believes is reasonably likely to result in, a Material





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         Adverse Effect, except in each case as described in or contemplated by the Prospectus.

                          (xvi)            The Company has not, directly or

         indirectly (except for the sale of Securities under this Agreement)
         (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                          (xvii) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee of the Company or its subsidiaries has made any payment of funds of the Company or its subsidiaries prohibited by law and no funds of the Company or its subsidiaries have been set aside to be used for any payment prohibited by law.

                          (xviii)   (a)    The Company and its subsidiaries
         possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses except where the failure to possess any such item is not reasonably likely to have a Material Adverse Effect, and (b) neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is reasonably likely to have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                          (xix) The Company is not an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and this transaction will not cause the Company to become an investment company subject to registration under the 1940 Act.

                          (xx)             The Company and each of its
         subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file is not reasonably likely to have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent





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         that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus or which would not result in a Material Adverse Effect.

                          (xxi)            The Company and each of its
         subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
         (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (xxii)           Except as described in the
         Registration Statement and the Prospectus, no default exists, and no event has occurred that, with notice or lapse of time or both, is reasonably likely to constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company, any of its subsidiaries or any of their respective properties is bound or may be affected, in any respect that would have a Material Adverse Effect.

                          (xxiii)          The Company has not distributed and,
         prior to the later of (A)the Firm Closing Date or any Option Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or Term Sheet or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

                          (xxiv) Neither the Company nor any of its subsidiaries owns any items of real property, and each of them has marketable title to all personal property owned by it, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except as shown on the financial statements set forth in the Registration Statement and which do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings held





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         under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus.

                          (xxv) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent that is reasonably likely to result in a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                          (xxvi) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, is reasonably likely to have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                          (xxvii)          The Company and each of its
         subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not reasonably likely to have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

                          (xxviii)         Neither the Company nor any of its
         subsidiaries has violated any foreign, Federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, nor any Federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable Federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder except where any such violations would not, singly or in the aggregate, have a Material Adverse Effect.





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                          (xxix)           Subsequent to the respective dates
         as of which information is given in the Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; and (B) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, except in each case as described in or contemplated by the Prospectus;

                 (b) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter, as to the matters covered thereby.

                 (c) Each Selling Stockholder represents and warrants to, and agrees with, each of the several Underwriters that:

                          (i) Such Selling Stockholder has, and on the Firm Closing Date hereinafter mentioned will have, good and valid title to the Firm Securities proposed to be sold by such Selling Stockholder hereunder on such Firm Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Firm Securities hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever, and upon delivery of and payment for such Firm Securities hereunder, such Selling Stockholder will convey to the Underwriters good and valid title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

                          (ii) Such Selling Stockholder has executed and delivered a Power of Attorney and caused to be executed and delivered on its behalf a Custody Agreement (hereinafter collectively referred to as the "Stockholders Agreement," and in connection herewith such Selling Stockholder further represents, warrants and agrees that such Selling Stockholder has deposited in custody, under the Stockholders Agreement, with the agent named therein (the "Agent") as custodian, certificates in negotiable form for the Firm Securities to be sold hereunder by such Selling Stockholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Stockholder agrees that the Firm Securities to be sold by such Selling Stockholder on deposit with the Agent are subject to the interests of the Company and the Underwriters to the extent set forth herein and in the Stockholders Agreement, that the arrangements made for such custody are to that extent





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
         irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Stockholders Agreement, by any act of such Selling Stockholder, by operation of law, by the termination or revocation of the trust agreement or other governing documents of such Selling Stockholder or by the occurrence of any other event. If the trust agreement or other governing documents of such Selling Stockholder should be terminated or revoked before the delivery of the Firm Securities hereunder, the documents evidencing the Firm Securities then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement and the Stockholders Agreement as if such termination, revocation or other event had not occurred, regardless of whether or not the Agent shall have received notice thereof. This Agreement and the Stockholders Agreement have been duly executed and delivered by or on behalf of such Selling Stockholder and the form of the Stockholders Agreement has been delivered to you.

                          (iii) The performance of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and by the Stockholders Agreement will not result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under any material indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties, except (x) for any violation, breach, or default that could not have an adverse effect on such Selling Stockholder's sale of the Firm Securities to be sold hereunder or such Selling Stockholder's performance of any of its other obligations hereunder or under the Stockholders Agreement and
         (y) that the Selling Stockholder makes no representation or warranty hereunder with respect to federal or state securities or "blue sky" laws or any similar laws in applicable foreign jurisdictions.

                          (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Securities.





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                          (v)  Each Preliminary Prospectus that has been
         distributed by the Underwriters or the Company to prospective investors and the Prospectus, insofar as they include or reflect information with respect to such Selling Stockholder, has conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and neither the Registration Statement nor the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), nor any amendment or supplement thereto, insofar as they include or reflect information with respect to such Selling Stockholder, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (vi) Such Selling Stockholder is not aware that any of the representations or warranties of the Company set forth in
         Section 2(a) above is untrue or inaccurate in any material respect.

                          (vii) All stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Firm Securities proposed to be sold by such Selling Stockholder to the several Underwriters pursuant to this Agreement will be fully paid or provided for by such Selling Stockholder.

                          (viii) No consent, approval, authorization or order of, or any filing with, any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions on its part contemplated in this Agreement, the Power of Attorney or the Custody Agreement, except as may be required under the Act or state securities or "blue sky" laws or similar laws in applicable foreign jurisdictions or by the NASD.

                          (ix) Other than as permitted by the Act and the rules and regulations of the Commission thereunder, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Firm Securities proposed to be sold by the Selling Stockholder.

                 (d) Each Selling Stockholder agrees with the Company and the Underwriters not to offer to sell, sell or contract to sell or otherwise dispose of any shares of Common Stock or securities convertible into or exchangeable for any shares of Common Stock in accordance with the terms of a separate letter agreement between such Selling Stockholder and the Representatives as provided in Section 7(e) hereof.

                 (e) Any certificate signed by or on behalf of a Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder, to each Underwriter, as to the matters covered thereby.


         3.      Purchase, Sale and Delivery of the Securities.

                 (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, (i) the Company agrees to sell 2,083,334 Firm Securities to the Underwriters, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Securities set forth opposite such Selling Stockholder's name in Schedule II hereto, and (iii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the respective Selling Stockholders, at a purchase price of $_____ per share, the number of Firm Securities (subject to such adjustment to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Firm Securities to be sold by the Company and each of the Selling Stockholders, respectively, as the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto bears to the total number of Firm Securities. Certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company and the Agent at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the aggregate purchase price therefor by wire transfers in same day funds (the "Wired Funds") to accounts specified by the Company and the Agent, respectively. Documents required to be delivered pursuant to this Agreement in connection with such delivery of and payment for the Firm Securities shall be made at the offices of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin, Houston, Texas 77002-6760 at 9:00 a.m., Central time, on ____________, 1998, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company and the Selling Stockholders will make such certificates for the Firm Securities available for checking and packaging by the Representatives at the location in New York, New York specified by the Representatives at least 24 hours prior to the Firm Closing Date.

                 (b) For the sole purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the Nasdaq National Market is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed within 24 hours in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as it deems advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing

Date shall be deemed, for purposes of this paragraph 3(b), to refer to such Option Securities and Option Closing Date, respectively.

                 (c) It is understood that you, individually and not as the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

                 (d) The Company and the Selling Stockholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt (by facsimile or otherwise) for the Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company and the Selling Stockholders. Furthermore, in the event that the Underwriters wired funds to the Company and the Selling Stockholders prior to the completion of the closing of a purchase of Securities, the Company and the Selling Stockholders hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company and the Selling Stockholders will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company and the Selling Stockholders to the Underwriters on the same day the Wired Funds were received by the Company and the Selling Stockholders, the Company and the Selling Stockholders agree to pay to the Underwriters, pro rata in proportion to the number of Securities being sold by the Company and each of the respective Selling Stockholders, in respect of each day the Wired Funds are not returned by it, in same-day funds, interest at the Prime Rate as stated in the Wall Street Journal on the date hereof on the amount of such Wired Funds.

         4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

         5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                 (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall reasonably object. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide to the Representatives copies of each such filing.

                 (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose, or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                 (c) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                 (d) The Company will, without charge, provide (i) to each of the Representatives and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and any Rule 462(b) Registration Statement, (ii) to each other Underwriter, a conformed copy of such registration statement and any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than the business day following the date of determination of the public offering price, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                 (e) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay or make arrangements for the payment of the applicable fees in accordance with Rule 111 promulgated under the Act not later than 10:00 P.M., Eastern Time on the date of this Agreement.

                 (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                 (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                 (h) The Company will not, directly or indirectly, without the prior written consent of Friedman, Billings, Ramsey & Co., Inc., on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date hereof, except shares issued pursuant to this Agreement, shares issued pursuant to the exercise of conversion rights or warrants, or employee stock options outstanding on the date hereof, options granted or shares issued pursuant to existing stock option plans, and shares issued in connection with any acquisition, provided the persons acquiring shares in any such acquisition may not sell such shares during such 90 day period.

                 (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii)(A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                 (j) The Company will obtain the lockup agreements described in Section 7(e) hereof prior to the Firm Closing Date.

                 (k) The Company will, for a period of five (5) years from the date hereof, deliver to the Underwriters copies of annual reports and all other definitive documents, reports and information furnished by the Company to its securityholders or filed with any securities exchange or automated quotation system pursuant to the requirements of such exchange or automated quotation system or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will deliver to the Underwriters similar reports with respect to "significant subsidiaries," as that term is defined in the rules and regulations of the Commission, which are not consolidated in the Company's financial statements.

                 (l) The Company will cause the Securities to be duly included for quotation on the Nasdaq National Market prior to the Firm Closing Date. The Company will use its best efforts to ensure that the Securities remain included for quotation on the Nasdaq National Market following the Firm Closing Date.

         6. Expenses. The Company will pay all costs and expenses incident to the performance of its and the Selling Stockholders obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the Registration Statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) the filing of the Registration Statement with the Commission, including filing fees and other fees and expenses incident thereto, (v) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (vi) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vii) the filing of the Registration Statement and Prospectus with the National Association of Securities Dealers, Inc. relating to the Securities, including the fees and disbursements of counsel for the Underwriters relating to such filing, and (viii) the quotation of the Securities on the Nasdaq National Market. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11(a)(i) hereof or because of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Representatives upon demand for all reasonable out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

                 The provisions of this Section shall not affect any agreement which the Company and the respective Selling Stockholders may make for the allocation or sharing of the expenses and costs referred to above.

         7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein as of the date hereof, and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, the performance by the Company of its covenants and agreements hereunder and the following additional conditions:

                 (a) If the Original Registration Statement has not been declared effective as of the time of execution hereof, the Original Registration Statement shall have been declared effective not later than 11:00 A.M., Eastern Time, on the business day after the date hereof, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information to be included in the Registration Statement or the Prospectus or otherwise.

                 (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Vinson & Elkins L.L.P., counsel for the Company and the Selling Stockholders, to the effect that:

                          (i)              the Company and each of its
         subsidiaries (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified is not reasonably likely to have a Material Adverse Effect;

                          (ii)             the Company and each of the
         Subsidiaries have the corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has the corporate power to enter into this

         Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                          (iii) the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any security interests, liens, encumbrances or claims;

                          (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company (including the Firm Securities to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid and nonassessable, and, to the knowledge of such counsel, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities to be sold by the Company hereunder have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; to the knowledge of such counsel, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and, to the knowledge of such counsel, no holders of securities of the Company have any rights which have not been fully exercised or waived to have such securities registered under the Registration Statement;

                          (v) the statements set forth under the headings "Management - Stock Option Plan," and "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain documents or matters of law, are accurate in all material respects;

                          (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and by all necessary action of each Selling Stockholder and this Agreement has been duly executed and delivered by the Company and by or on behalf of each Selling Stockholder;

                          (vii)            to the knowledge of such counsel,
         (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein and no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                          (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company and the Selling Stockholders pursuant to this Agreement, the compliance by the Company and the Selling Stockholders with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws and by the NASD, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries or any Selling Stockholder is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or bylaws of the Company or any of the Subsidiaries, or the organizational documents or any trust agreement of any Selling Stockholder or, so far as it is known to such counsel, any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator having jurisdiction over the Company or any of the Subsidiaries or any Selling Stockholder, except, in the case of the Company, in each case, where such conflict, breach, violation or default is not reasonably likely to have a Material Adverse Effect and other than Federal or state securities or blue sky laws, as to which such counsel need not express an opinion in this paragraph;

                          (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission;

                          (x)             the Company is not, and the
         transactions contemplated by this Agreement will not cause the Company to become, an investment company subject to registration under the 1940 Act; and

                          (xi) the specimen stock certificate of the Company filed as an exhibit to the Registration Statement is in due and proper form to evidence shares of Common Stock, has been duly authorized and approved by the Board of Directors of the Company and complies with all legal requirements applicable under the Delaware General Corporation Law.

                          (xii) the Stockholders Agreement of each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder.

                          (xiii) Upon delivery of certificates for the Firm Securities to be sold by the Selling Stockholders pursuant to the Underwriting Agreement, as evidenced by the executed receipt for such securities by the Underwriters, and payment for such Firm Securities as provided therein, valid title to such Securities shall pass to the Underwriters, severally, free and clear of any adverse claim within the meaning of the Uniform Commercial Code, provided that the Underwriters are without notice of any defect in the title of such Securities and take such Securities in good faith.

         In addition, such counsel shall state that such counsel is of the opinion that the Registration Statement and the Prospectus (except the financial statements and notes thereto, supporting schedules and other information of a financial or statistical nature included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder. In passing upon the form of the Registration Statement and the Prospectus, such counsel may state that such counsel has necessarily assumed the correctness and completeness of the statements made therein; that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent set forth in subparagraph (v) above); and that such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). Without limiting the foregoing, such counsel may state that such counsel assumes no responsibility for and has not independently verified the accuracy, completeness or fairness of the financial statements and notes thereto and other financial and statistical data included in the Registration Statement and has not examined the financial records from which such statements and data are derived. Such counsel may note that, although certain portions of the Registration Statement have been included therein on the authority of "experts" within the meaning of the Act, such counsel is not an expert with respect to any portion of the Registration Statement. However, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, and with the underwriters' representatives and counsel, at which the contents of the Registration Statement and Prospectus and related matters were discussed, and that such counsel has also reviewed certain corporate documents furnished to them by the Company. Such counsel shall state that based on such participation and review (relying as to materiality to a certain extent upon the officers and the other representatives of the Company), and subject to the limitations described above, no information has come to such counsel's attention that causes them to believe that the Registration Statement, at the time it became effective or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein no misleading, or that the Prospectus, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Such counsel may also state that the opinions of such counsel relate solely to, are based solely upon and are limited exclusively to the laws of the State of Delaware and the federal laws of the United States of America, to the extent applicable.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem(s) proper, on certificates of the Selling Stockholders and of responsible officers of the Company and public officials and opinions of such other counsel as are reasonably acceptable to the Representatives.

         References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

                 (c) The Representative shall have received from Arthur Andersen LLP, BDO Seidman, LLP and MacDade Abbott LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance reasonably satisfactory to the Representatives.

         In the event that the letters referred to above set forth any such changes, decreases or increases which, in the reasonable discretion of the Representatives, are reasonably likely to result in a Material Adverse Effect, it shall be a further condition to the obligations of the Underwriters that such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary.

         References to the Registration Statement and the Prospectus in this paragraph (c) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                 (d) The Representatives shall have received a certificate, dated the Firm Closing Date, of Thomas J. Depping and Sandy B. Ho in their capacities as the principal executive officer and the principal financial officer, respectively, of the Company to the effect that:

                          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                          (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission;

                          (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any loss or interference with their respective businesses or properties reasonably likely to have or result in a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any event, circumstance, or development that has resulted in, or that the Company believes is reasonably likely to result in, a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto); and

                          (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) neither the Company, nor any of its Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; and (B) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, except in each case as described in or contemplated by the Prospectus.

                 (e) The Representatives shall have received from each person who is a director or officer of the Company and from each Selling Stockholder an agreement to the effect that such person will not directly or indirectly, without the prior written consent of the Representatives, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge,grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date of this Agreement.

                 (f)      On or before the Firm Closing Date, the
Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                 (g) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

                 (h) The Representatives shall have received an opinion, dated the Firm Closing Date, of McDermott, Will & Emery, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities by the Company, the Registration Statement and Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                 (i) All the representations and warranties of each Selling Stockholder contained in this Agreement shall be true and correct in all material respects on the Firm Closing Date with the same force and effect as if made on and as of the Firm Closing Date and you shall have received on the Firm Closing Date a certificate dated the Closing Date from or on behalf of each Selling Stockholder to such effect and to the effect that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by such Selling Stockholder on or prior to the Firm Closing Date.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8.      Indemnification and Contribution.

                 (a) The Company and each Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Selling Stockholder will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and provided, further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any such indemnified Underwriter or its respective officers, shareholders, employees, directors and agents, and neither the Company nor any Selling Stockholder shall be liable to any such indemnified Underwriter or its respective officers, shareholders, employees, directors and agents, from whom the person asserting any such losses, claims, expense, damage or liabilities purchased the Securities concerned, to the extent that any such loss, claim, expense, damage or liability of such indemnified Underwriter or its respective officers, shareholders, employees, directors and agents results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus, as the same may be amended or supplemented, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to such indemnified Underwriter on a timely basis to permit the Prospectus (as the same may be amended or supplemented) to be sent or given. This indemnity agreement will be in addition to any liability that the Company or any Selling Stockholder may otherwise have. Neither the Company nor any Selling Stockholder will, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Underwriter or any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                 (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or any such director, officer of the Company, or controlling person of the Company or any Selling Stockholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or
(ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or any Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded or shall have been advised by its counsel that there may be one or more legal defenses available to it and/or other indemnified parties that conflict with those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal
or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                 (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect
(i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other hand from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth on the cover of the Prospectus. The relative fault of the parties shall be determined by reference to, among, other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting commission received by such Underwriter hereunder in connection with the Securities underwritten by it and distributed to the public, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Agreement Among Underwriters. For the purposes of this paragraph 8(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                 (e)  Each Selling Stockholder shall be liable under this
Section 8 only for an amount not exceeding the net proceeds received by such Selling Stockholder from the sale of Firm Securities hereunder.

         9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, then the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the nondefaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the nondefaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers, the Selling Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholders, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11.     Termination.

                 (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company and the Agent given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                          (i)              the Company or any of its
         subsidiaries shall have, in the sole judgment of the Representatives, sustained any loss or interference with their respective businesses or properties having or resulting in a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any event, circumstance of development that results in, or that the Company believes would result in, a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                          (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange or market system;

                          (iii) a banking moratorium shall have been declared by New York or United States authorities; or

                          (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                 (b)      Termination of this Agreement pursuant to this
Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

         12. Information Supplied by Underwriters. The statements set forth in (i) the last paragraph on the front cover page, (ii) under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus and (iii) on page 2 in any Preliminary Prospectus or the

Prospectus pertaining to stabilization (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Friedman, Billings, Ramsey & Co., Inc., Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: James Kleeblatt; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile, transmission and confirmed in writing to the Company at Texas Commerce Tower, Suite 7050, 600 Travis Street, Houston, Texas 77002, Attention: Thomas J. Depping; and, if sent to the Selling Stockholders shall be sent to the Agent, c/o the Company.

         14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and the Selling Stockholders, and their respective successors and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         15. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to any provisions relating to conflicts of laws.

         16. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the Commonwealth of Virginia, and by execution and delivery of this Agreement, the Company and each Selling Stockholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Company and each Selling Stockholder designates and appoints Thomas J. Depping and such other persons as may hereafter be selected by the Company irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company and each Selling Stockholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Company at its address provided in Section 13 hereof, provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company refuses to accept service, the Company hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company in the Commonwealth of Virginia may be made by registered or certified mail, return receipt requested, to the Company at its address provided in Section 13 hereof, and the Company hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company in the courts of any other jurisdiction.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                      Very truly yours,

                                      FIRST SIERRA FINANCIAL, INC.

                                      By: ___________________________________
                                          Thomas J. Depping
                                          President and Chief Executive
                                            Officer


The foregoing Agreement is hereby confirmed and accepted as of the date first above written


FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
PIPER JAFFRAY INC.
By:  Friedman, Billings, Ramsey & Co., Inc.


By:_________________________________
   Name:
   Title:

For themselves and as the Representatives.

                                   Schedule I

                                  UNDERWRITERS



                                                                                                           Number of Firm
                                                                                                            Securities to
Underwriter                                                                                                be Purchased
-----------                                                                                                 -------------
Friedman, Billings, Ramsey & Co., Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Piper Jaffray Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .





                                                                                                             ____________

                                                Total . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                             ============

                                  Schedule II

                                                                                                              Number of
                                                                                                          Firm Securities
Selling Stockholders                                                                                         Being Sold
--------------------                                                                                      ---------------






                                                                                                            -------------

Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                            =============





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